SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, DC 20549


                                   FORM 8-K

                                CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



                                 May 2, 1997

              (Date of Report, date of earliest event reported)




                                  VALCOR, INC.



                              - 1 -
            (Exact name of Registrant as specified in its charter)


            Delaware             33-63044             74-2678674

           (State or other        (Commission         (IRS Employer
              jurisdiction of        File Number)        Identification
              incorporation)                             No.)


            5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697

           (Address of principal executive offices)     (Zip Code)



                               (972) 233-1700

             (Registrant's telephone number, including area code)



                               Not applicable

            (Former name or address, if changed since last report)

Item 5:  Other Events


              On May 2, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 which is incorporated herein by reference.


Item 7:  Financial Statements,  Pro Forma  Financial Information

              and Exhibits


    (c)  Exhibit


              Item No.                Exhibit Index


                 99.1    Press release dated May 2, 1997
                           issued by the Registrant

                                  SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   VALCOR, INC.
                                   (Registrant)



                                        By: /s/ Bobby D. O'Brien

                                            Bobby D. O'Brien
                                            Vice President



Date:  May 2, 1997